SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                  May 22, 2003
                        (Date of earliest event reported)


                              CAVALIER HOMES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




        1-9792                                 63-0949734
----------------------------------       -------------------------------------
   (Commission File No.)                    (IRS Employer Identification No.)



  32 Wilson Boulevard 100
       Addison, Alabama                           35540
--------------------------------------      ----------------------------------
(Address of principal executive offices)        (Zip Code)




                                 (256) 747-9800
                               __________________
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) EXHIBITS.

         Exhibit 99.1      Press Release dated May 22, 2003.


Item 9.  Regulation FD Disclosure.
         ------------------------

On May 22, 2003, Cavalier Homes, Inc. (the "Company") issued a press release announcing that the New York Stock Exchange has accepted the Company's proposed plan to attain compliance with the NYSE's continued listing standards. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    CAVALIER HOMES, INC.
                                                        (Registrant)


Date: May 22, 2003                                  By /s/ Michael R. Murphy
                                                        ----------------------
                                                           Michael R. Murphy
                                                     Its Chief Financial Officer




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                                  Exhibit Index

Exhibit                 Description


99.1                    Text of Press Release dated May 22, 2003.


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                                    EXHIBIT 99.1

         From:             Cavalier Homes, Inc.
         Approved by:      David Roberson
         Subject:          NYSE Accepts Company Plan
         Contact:          Mike Murphy (256) 747-9800


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                 New York Stock Exchange Accepts Cavalier's Plan


Addison, Ala. (May 22, 2003) - Cavalier Homes, Inc. (NYSE: CAV) today announced that the New York Stock Exchange has accepted the Company's proposed plan to reestablish compliance with the NYSE's continued listing standards. As a result, Cavalier's common stock will continue to trade on the NYSE, subject to the Company's achieving certain interim and ongoing objectives as outlined in the plan.

On March 27, 2003, Cavalier reported that it had fallen below the NYSE continued listing standards with respect to market capitalization and total stockholders' equity. With the NYSE's decision to accept Cavalier's proposed plan, the Company has 18 months to restore compliance with the continued listing standards. The Company will report quarterly to the NYSE during this period on the Company's progress toward achieving its operational goals.

Cavalier  Homes,   Inc.  and  its  subsidiaries   produce,   sell,  and  finance
manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes sold through its dealer network.

With the exception of historical information, the statements made in this press release, including those containing the words "believe," "know," "will," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing current and future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2002, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended March 29, 2003, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995, as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.
                                      -END-


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